Defined Asset Funds®

Fundamental Research
2000 Series

C

Tele-Global Trust

In Touch with Progress,
Online for Growth…

Merrill Lynch

More than a century ago, Samuel Morse gave us the ground-breaking telegraph and Alexander Graham Bell created the telephone. From the fast-paced world of business, to how our families keep in touch, our lives have been changed by astounding advances in communications technology. Defined Asset Funds® stays in touch with the future with our ...

Tele-Global Trust

Why Telecommunications?

Favorable Regulatory Trends
U.S. legislation has opened a host of opportunities to telecommunications firms, allowing them to cross their traditional service boundaries and offer multi-service packages. Now, cable companies can connect phone calls, local phone companies can enter the long-distance arena, and both local and long-distance phone carriers can broadcast television programs.

Global Opportunities Abound
Although the Trust consists mainly of domestic stocks, 24% are from other countries that seem poised for growth. The privatization of government-owned telephone companies, which has had a favorable impact on the profitability of some foreign telecommunications companies, is likely to continue.

Technological Demands
Telecommunications equipment manufacturers are expected to profit as consumers place increasing demands on service providers, which in turn continue to retool their own systems to meet rising demand.

Rigorously Screened

Our experienced Defined Asset Funds research analysts:

  Identify telecommunications companies we believe have the potential grow over the next two years.
  Perform a thorough financial analysis including the review of each company's operating history, balance sheet and cash flow.
  Review the stocks for liquidity, market share and timeliness of purchase.

The Trust

The Tele-Global Trust seeks capital appreciation by investing in 25 leading companies from the telecommunications industry.

The Trust will hold its stocks for about two years. At the end of that time, you can choose to either redeem your investment or roll your proceeds into the next Trust, if available, at a reduced sales charge.

	Past Performance of Prior Tele-Global Trusts Past Performance is no guarantee of future results.
	Series	Period	Average Annual Total Return	S&P 500* Composite Index	NASDAQ* Telecommunications Index
	Telecommunications Trust†	1/22/91 - 12/22/95	10.61%‡	16.83%	20.41%
	Tele-Global Trust†	10/13/93 - 2/12/98	13.46	23.04	13.66
	Tele-Global 2†	2/14/96 - 2/28/00	53.09	21.52	49.44
	Tele-Global 3	2/6/98 - 3/10/00	77.53	18.18	86.97
	Tele-Global 4	8/13/98 - 9/08/00	48.94	18.72	37.13
	Tele-Global 5	1/25/99 - 9/30/00§	32.80	10.81	17.48
	Tele-Global 6	7/15/99 - 9/30/00§	53.74	2.77	4.18
* The S&P 500 Composite Index is a
   trademark of The McGraw-Hill
   Companies, Inc. and has been
   licensed for use by Defined
   Asset Funds. The Nasdaq
   Telecommunications Index is a
   trademark of the Nasdaq Stock
   Market, Inc. The Portfolio is not
   sponsored, managed, sold
   or promoted by Standard & Poor's
   or Nasdaq.

† Telecommunications Trust,
   Tele-Global Trust and Tele-Global
   2 were outstanding longer than
   other Tele-Gloal Trusts and
   had a different sales charge
   structure.

‡ Total return represents price
   changes plus the addition of
   dividends and principal
   distributions (not reinvested),
   divided by the initial public
   offering price.

§ Returns are as of latest
quarter end.
The chart above shows average annual total returns, which represent price changes plus investment (except as noted) of income and principal distributions, divided by the initial public offering price, and reflect actual Trust expenses and maximum sales charges and durations, which differ from the current Trust. Index performance does not reflect sales charges or expenses.

The S&P 500 Index is a capitalizaiton-weighted index of 500 stocks selected for market size, liquidity and industry group representation (industrials, utilities, financials and transportation stocks). The Nasdaq Telecommunications Index is a capitalization-weighted index of about 250 companies designed to measure the performance of all Nasdaq stocks in the telecommunications sector, including all types of telecommunications companies.

A D E F I N E D P O R T F O L I O

Company	Symbol	Company	Symbol
International
Alcatel||	ALA	Polycom, Inc.#	PLCM
Alcatel builds next generation networks that deliver integrated end-to-end voice and data networking solutions to telecommunications carriers, as well as enterprises and consumers worldwide.		This company develops, manufactures and markets a full range of high-quality, media-rich communications tools and network solutions. Its broadband communications solutions enable business users to realize the benefits of video, voice and data over rapidly growing converged networks.
Nokia Oyj||	NOK	Powerwave Technologies, Inc.#	PWAV
This global wireless and wireline telecommunications company pioneered the Nokia 9110 Communicator, an all-in-one mobile phone that offers fax, e-mail and Internet capabilities.		Powerwave Technologies designs, manufactures and markets ultra-linear ratio frequency power amplifiers for use in the wireless communications market. Its products support a wide range of digital and analog transmission protocols.
Nortel Networks Corporation||	NT	QUALCOMM, Inc.#	QCOM
One of the five largest telecommunications equipment makers in the world. Nortel delivers value to customers through its Unified Networks solutions, which span mission-critical telephony and Internet Protocol-optimized networks. Its main product lines are switching, enterprise, wireless and broadband networks.		This company is a leader in digital wireless technologies. Its proprietary digital wireless technology, CDMA, has been adopted as a U.S. digital cellular standard and is being applied to wireless applications worldwide.
Telefonaktiebolaget LM Ericsson AB||	ERICY	Scientific-Atlanta, Inc.	SFA
This international leader in telecommunications products, including mobile telecommunications, operates in over 140 countries.		Scientific-Atlanta's products include digital, video, voice and data communications products, which connect information generators with information users via broadband and satellite networks, and applications for the converging cable, telephone and data networks.
Telefonica, S.A.||#	TEF	Symbol Technologies, Inc.	SBL
Telefonica is a diversified telecommunications and multimedia group, providing a range of services in Spain and Latin America, including basic local and long-distance telephone service, integrated business communications, wireless service, Internet services, high-speed data transmission and cable television.		This company is a global leader in mobile computing and communications systems with innovative customer solutions based on wireless local area networking, application-specific mobile computing and bar code data capture.
Telecommunications Services - Wireline/Wireless
Vodafone Group PLC||	VOD	ALLTEL Corporation	AT
The world's largest mobile telecommunications company, Vodafone owns or has partnership interests in wireless properties in Europe, the U.S., the Pacific Rim, Egypt, South Africa and Asia.		ALLTEL, a diversified telecommunications company, provides wireline and wireless communications and information services to customers in rural and suburban markets.
Telecommunications Equipment
ADC Telecommunications, Inc.#	ADCT	BellSouth Corporation	BLS
ADC Telecommunications designs, manufactures and markets transmission, networking and broadband connectivity products. It derives most of its sales from broadband connectivity and has a strong emphasis on manufacturing fiber optic video transmission systems.		This communications company serves more than 37 million customers in 20 countries. It provides local, intrastate long-distance and network access services for voice communications, digital and data services, cable and digital television and advertising.
ADTRAN, Inc.#	ADTN	CenturyTel, Inc.	CTL
This company designs, develops, manufactures, markets and services a broad range of high-speed digital transmission products utilized by telephone companies and corporate end-users to implement advanced digital data services over existing telephone networks.		CenturyTel is a regional communications company primarily providing local exchange telephone services and wireless telephone communications services to over two million customers in 21 states.
Advanced Fibre Communications, Inc.#	AFCI	SBC Communications, Inc.	SBC
Advanced Fibre Communications designs and manufactures end-to-end multiservice narrowband and broadband access solutions for telecommunications service providers in over 25 countries.		One of the largest telecommunications companies in the U.S., SBC's subsidiaries and affiliates provide wireline and wireless telecommunications services and equipment, Internet services, directory advertising, publishing and cable television services.
Cisco Systems, Inc.#	CSCO	United States Cellular Corporation#	USM
This world-wide leader in networking for the Internet has products inlcuding routers, LAN and ATM switches, dial-up access servers and network management software.		This company provides wireless telephone services to over 2.6 million customers through 139 majority-owned and managed cellular systems.
Corning, Inc.	GLW	Verizon Communications	VZ
Corning is a global, technology-based corporation operating in three broadly based business segments: telecommunications, advanced materials and information display. The telecommunications segment accounts for 70% of revenues.		Formed by the merger of Bell Atlantic and GTE, Verizon is one of the world's leading providers of high-growth communications services. Its companies are the largest providers of wireline and wireless communications in the U.S.
Telecommunications/Software Services
Dycom Industries, Inc.#	DY	Convergys Corporation#	CVG
One of North America's largest telecommunications and electrical services companies, Dycom provides engineering, design, construction, maintenance and facilities locating services to the telecommunications, cable television and electric utility industries.		This leading provider of outsourced information and customer management solutions focuses on clients in the telecommunications, cable, cable telephony, satellite broadcasting, Internet services, utilities, technology, financial services, consumer products and health-care industries.
Motorola, Inc.	MOT
Motorola is a global leader, providing integrated communications and embedded electronic solutions, including software-enhanced wireless telephone, two-way radio, messaging and satellite communications products and systems, networking and Internet-access products and broadband access solutions.		|| This issuer is a foreign corporation, dividends, if any, may be subject to withholding taxes. # This security currently does not pay cash dividends.

QUANTITATIVE RESEARCH & INDEX
Institutional Holdings Portfolio
S&P 500 Trust
S&P MidCap Trust
Select S&P Industrial Portfolio
Select Growth Portfolio
Select Large-Cap Growth Portfolio
Select Ten Portfolio (DJIA)
Standard & Poor's Industry Turnaround Portfolio
Standard & Poor's Intrinsic Value Portfolio
United Kingdom Portfolio (Financial Times Index)

SECTOR
Biotechnology Portfolio
Broadband Portfolio
Energy Portfolio
Financial Services Portfolio
Health Care Trust
Internet Portfolio
Media Portfolio
Real Estate Income Fund
Tele-Global Trust
Utility Portfolio

FUNDAMENTAL RESEARCH
Baby Boom Economy PortfoliosSM
Earnings Growth Consistency Portfolio
European Growth Portfolio
Premier American Portfolio
Premier World Portfolio
Western Premier Portfolio

FIXED INCOME
Corporate Funds
Government Funds
Municipal Funds

Defining Your Risks Please keep in mind the following factors when considering this investment. Your financial professional will be happy to answer any questions you may have.

  This Trust consists entirely of telecommunications stocks, which can involve special risks including increasing competition and capital needs, rapid changes in technology and changing regulation. This Trust is concentrated in foreign stocks, which also involve special risks.
  The value of your investment will fluctuate with the prices of the underlying stocks. Foreign stocks will also fluctuate with changes in currency exchange rates. Stock prices can be volatile and foreign stocks may be subject to greater price volatility and political developments.
  An investment in this Trust may be considered speculative. This Trust is designed for investors who can assume the risks associated with equity investments, and generally is not appropriate for investors seeking capital preservation or current income.
  There can be no assurance that this Trust will meet its objective.

Tax Efficiency

Your taxable income may include foreign withholding taxes. However, subject to limitations, you may be able to credit these taxes against your U.S. federal income taxes. By holding this Trust for more than one year, individuals may be eligible for favorable federal tax rates on net long-term capital gains (currently no more than 20%).

Generally, dividends and any net gains will be subject to tax each year, whether or not reinvested. However, on rollovers to future Trusts, if available, certain investors may defer recognition of capital gains and losses for federal income tax purposes on stocks transferred to the new Trust. Please consult your tax advisor concerning state and local taxation.

Defining Your Costs

You will pay an initial sales charge of about 1% the first time you buy. In addition, you'll pay a deferred sales charge of six monthly payments of about $2.50 per 1,000 units, deducted from the Trust's net asset value each year of its two-year life ($30.00 total).

Unitholder Fees	Maximum as a % of the Amount Invested

Annual Creation and Development Fee (0.250% of net assets)	0.60%
Sales Charges	4.00%

Total Maximum Sales Charges	4.60%

If you sell your units before the final deferred sales charge installment in either the first or second year, any remaining balance of your deferred sales charge for that year will be deducted, along with the estimated costs of selling Trust securities. If you roll over to a successor Trust, if available, the initial sales charge on that Trust will be waived. You will only pay the deferred sales charge.

Portfolio Expenses	Amount per 1,000 Units

Estimated Annual Operating Expenses (0.203% of net assets)	$2.01
Estimated Organization Costs	$2.03

Volume Purchase Discounts For larger purchases, the overall sales charges are reduced to put more of your investment dollars to work for you.

If You Invest:	Your Maximum Two-Year Sales Charge (as a % of your investment) Will Be:

Less than $50,000	4.00%
$50,000 to $99,999	3.75
$100,000 to $249,999	3.25
$250,000 to $999,999	3.00
$1,000,000 or more	2.25

Call Today!

You can get started with $250. This Trust is eligible for purchase through Unlimited AdvantageSM accounts, in which Unlimited Advantage fees apply in lieu of traditional sales charges. Call your financial professional to learn how the Tele-Global Trust may help to meet your personal investment goals and how it may be appropriate for your IRA account. You may request a free prospectus containing more complete information, including sales charges, expenses and risks. You may also download a prospectus from our Web site address listed above. Please read it carefully before you invest or send money.

The information in this brochure is not complete and may be changed. We may not sell the securities of the next Trust until the registration statement filed with the Securities and Exchange Commission is effective. This brochure is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where their offer or sale is not permitted.

Printed on Recycled Paper	11387BR-11/00
© 2000 Merrill Lynch, Pierce, Fenner & Smith Incorporated. Member SIPC. Defined Asset Funds is a registered service mark of Merrill Lynch & Co., Inc.